EQ ADVISORS TRUSTSM

SUPPLEMENT DATED MAY 29, 2014 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2014, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

EQ/Davis New York Venture Portfolio

EQ/Equity Growth PLUS Portfolio

EQ/Lord Abbett Large Cap Core Portfolio

The purpose of this Supplement is to provide you with information regarding the approval by each Acquired Portfolio’s shareholders of a Plan of Reorganization and Termination (“Reorganization Plan”) which provides for the reorganization of each Acquired Portfolio listed below into a corresponding Acquiring Portfolio of the Trust (each, a “Reorganization” and collectively, the “Reorganizations”) as follows:

Acquired Portfolios	Acquiring Portfolios
EQ/Davis New York Venture Portfolio	EQ/Invesco Comstock Portfolio
EQ/Lord Abbett Large Cap Core Portfolio
EQ/Equity Growth PLUS Portfolio	EQ/Large Cap Growth PLUS Portfolio
(each, an “Acquired Portfolio” and collectively, the Acquired Portfolios”)	(each, an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios”)

At a meeting of shareholders of each Portfolio held on May 21, 2014, each Acquired Portfolio’s shareholders voted to approve a proposal with respect to the Reorganizations as fully described in the Combined Proxy Statement and Prospectus relating to the Special Meeting of Shareholders. Under the Reorganization Plan, each Reorganization will involve the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s net assets, the Acquiring Portfolio’s assumption of all the liabilities of the Acquired Portfolio, the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio and the complete termination of the Acquired Portfolio. Acquired Portfolio shareholders on the closing date would thus become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date.

It is anticipated that, with respect to EQ/Davis New York Venture Portfolio and EQ/Lord Abbett Large Cap Value Portfolio the Reorganizations will take place on or about June 13, 2014. It is anticipated that, with respect to the EQ/Equity Growth PLUS Portfolio the Reorganization will take place on or about June 20, 2014. Until such time, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (if available through your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus and Statement of Additional Information, together with the Trust’s Prospectus and Statement of Additional Information dated May 1, 2014, as supplemented.